UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington St. West, Suite 5300, Toronto, ON M5K IE6, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Debtor-in-Possession Financing

The information set forth under the heading “Debtor-in-Possession Financing” in Item 1.03 below is hereby incorporated by reference into this Item 1.01.

Stalking Horse Agreement

The information set forth under the heading “Stalking Horse Agreement” in Item 1.03 below is hereby incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

On May 14, 2025, Li-Cycle Holdings Corp. (the “Company”) and its subsidiaries in North America (collectively, the “Li-Cycle Group”) commenced a voluntary restructuring under the jurisdiction of the Ontario Superior Court of Justice (Commercial List) (the “CCAA Court”) pursuant to the Companies’ Creditors Arrangement Act (the “CCAA”) (the “CCAA Proceedings”). The initial order granted through the CCAA Proceedings provides for, among other things: (i) a stay of proceedings in favor of the Li-Cycle Group for an initial period to and including May 22, 2025 (the “Stay Period”) and (ii) the appointment of Alvarez & Marsal Canada Inc. (the “Monitor”) to serve as monitor in the court during the Restructuring Proceedings (as defined below).

In connection with the CCAA Proceedings, the Company’s U.S. subsidiaries (including Li-Cycle U.S. Inc., Li-Cycle Inc., which owns the Company’s Spokes in Arizona, Alabama and New York, and Li-Cycle North America Hub, Inc., which owns the Company’s Rochester Hub project) have commenced proceedings before the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) under Chapter 15 of the U.S. Bankruptcy Code (“Chapter 15 Proceedings”, and together with the CCAA Proceedings, the “Restructuring Proceedings”) for recognition of the CCAA Proceedings as a “foreign main proceeding.” The U.S. Bankruptcy Court has imposed a broad stay, for the benefit of the Company’s U.S. subsidiaries, barring the commencement of legal action, the enforcement of remedies, any act to obtain possession of their property in the United States or to exercise control over such property, and other similar conduct.

As part of the CCAA Proceedings, the Li-Cycle Group expects to conduct a court-supervised sale and investment solicitation process (the “SISP”), which will be a continuation of its previously-disclosed efforts to seek buyers for its business or its assets.

The Company’s Germany Spoke is expected to have sufficient working capital (including through the DIP Facility (as defined below)) to continue operating during the CCAA Proceedings. The Company is undertaking efforts to wind down certain of its European subsidiaries other than its operating businesses in Switzerland and Germany. The Company is also winding down its subsidiaries in Asia.

As previously disclosed, the Company has been actively reducing its cost structure and has been continuously seeking various financing and strategic alternatives to fund its business. However, following a review and after careful consideration of all available alternatives and in consultation with legal and financial advisors, the Company’s Board of Directors, following receipt of the recommendation of the Company’s Special Committee of independent directors, determined that it was in the best interest of the Company to commence the CCAA Proceedings, with a view to pursue the SISP and implement one or more transactions with respect to its business and assets.

The Company’s Board of Directors and management will remain responsible for the day-to-day operations of the Company under the general oversight of the Monitor during the CCAA Proceedings.

As a result of the commencement of Chapter 15 Proceedings, the Company no longer qualifies to trade on the OTCQX® Best Market and moved to the OTC Pink Markets effective May 15, 2025. The Company has been assigned a new trading symbol, being “LICYQ”.

At the “comeback” hearing before the CCAA Court on May 22, 2025, the Li-Cycle Group intends to seek, among other things, approval of the DIP Facility, the SISP and the Stalking Horse Agreement (as defined below) as a “stalking horse” credit bid in the SISP and an extension of the Stay Period until a subsequent event to be determined.

Debtor-in-Possession Financing

On May 14, 2025, the Company entered into a binding Debtor-In-Possession Facility Term Sheet (the “Binding Term Sheet”) with Glencore International AG (“Glencore AG”), an affiliate of the Company’s largest secured creditor, Glencore Canada Corporation (“Glencore”). Pursuant to the Binding Term Sheet, Glencore AG has agreed to make up to $10.5 million available to the Company and its subsidiaries in accordance with the terms of the Binding Term Sheet, provided that such amount may be increased by up to $1.25 million in certain circumstances (the “DIP Facility”). The availability of advances is subject to customary conditions precedent for DIP financings. The Company will use the proceeds of the loan in order to fund working capital requirements, including for the continued operation of its Germany Spoke, and to implement the restructuring contemplated in the CCAA Proceedings, such as the pursuit of the SISP. The DIP Facility will accrue interest at a rate of 11.3% per annum and is subject to customary affirmative covenants, negative covenants and events of default for DIP financings. The DIP Facility matures and is due payable in cash by the Company on the earliest to occur of (i) July 18, 2025 (or such later date as Glencore AG may agree), (ii) the date of closing of the sale of all or any part of the Transferred Assets (as defined in Stalking Horse Agreement) to a third party purchaser pursuant to an Alternative Transaction (as defined in the Stalking Horse Agreement); (iii) termination of the Stalking Horse Agreement; (iv) closing of the Transaction (as defined in the Stalking Horse Agreement); (v) termination of the CCAA Proceedings or commencement of a similar proceeding in respect of the Company, any of the Company’s subsidiaries in North America, Li-Cycle Europe AG or Li-Cycle Germany GmbH; or (iv) the date of acceleration of the loans under the DIP Facility pursuant to the Binding Term Sheet or the associated DIP credit agreement, as applicable. The DIP Facility remains subject to approval by the CCAA Court and the U.S. Bankruptcy Court.

The foregoing descriptions of the Binding Term Sheet and DIP Facility do not purport to be complete and are qualified in their entirety by reference to the full text of the Binding Term Sheet, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated by reference herein.

Stalking Horse Agreement

On May 14, 2025, the Company and certain of its subsidiaries entered into an equity and asset purchase agreement (the “Stalking Horse Agreement”) with Glencore pursuant to which Glencore has agreed to purchase certain of the Company’s subsidiaries and assets, including its Arizona Spoke, Alabama Spoke, New York Spoke, Germany Spoke, Rochester Hub project, and its intellectual property, as well as to assume certain of its liabilities, for an aggregate consideration of at least $40 million. The Stalking Horse Agreement remains subject to customary closing conditions for transactions of this type and nature, including approval by the CCAA Court and the U.S. Bankruptcy Court.

The foregoing description of the Stalking Horse Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stalking Horse Agreement, a copy of which is filed as Exhibit 10.2, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Debtor-in-Possession Financing” in Item 1.03 below is hereby incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Restructuring Proceedings described above in Item 1.03 constitutes an event of default that accelerated the Company’s obligations under the Company’s convertible notes held by Glencore, including the amended and restated Senior Secured Convertible Note, and the amended and restated First A&R Convertible Note and the amended and restated Second A&R Convertible Note (collectively, the “Glencore Convertible Notes”). As a result of the Restructuring Proceedings, the principal, interest and make-whole premium due under the Glencore Convertible Notes has become due and payable.

The filing of the Restructuring Proceedings described above in Item 1.03 also constitutes an event of default under the amended and restated convertible note (the “Koch Note”) held by Wood River Capital, LLC (“Wood River”). Following the occurrence of an event of default, Wood River has the right to require a redemption of any or all of the Koch Note at a price equal to the principal amount of the Koch Note being redeemed, accrued and unpaid interest and a make-whole amount.

As a result of the Restructuring Proceedings, the ability of creditors to seek remedies to enforce their respective rights under the Glencore Convertible Notes and the Koch Note are stayed and the creditors’ rights of enforcement in respect of the Glencore Convertible Notes and the Koch Note are subject to the applicable provisions of orders under the CCAA and the Bankruptcy Code.

The filing of the Restructuring Proceedings described above in Item 1.03 also constitutes an event of default under the Company’s loan agreement with the U.S. Department of Energy (“DOE”). Li-Cycle has not drawn down any funds under the DOE loan facility, as the Company has not satisfied the conditions precedent for first advance.

Item 7.01 Regulation FD Disclosure.

On May 14, 2025, the Company issued a press release announcing that it was obtaining creditor protection under the CCAA and other related matters. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Restructuring Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Restructuring Proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this Report on Form 8-K (including information incorporated by reference herein) may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, Section 21 of the Exchange Act and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this Report on Form 8-K include but are not limited to statements about: the timing, manner, outcome and impact of the Restructuring Proceedings, and the Company’s expectations regarding its Germany Spoke and day-to-day operations, and the SISP. These statements are based on various assumptions, whether or not identified in this Report on Form 8-K (including information incorporated by reference herein), made by Li-Cycle management. There can be no assurance that such assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and which may cause actual results to differ materially from the forward-looking information. The risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, include among other things, the Company’s ability to successfully complete a sale process under Chapter 15 and/or the CCAA; potential adverse effects of the Restructuring Proceedings on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the applicable courts with respect to the motions filed in the Restructuring Proceedings; objections to the Company’s sale process, the DIP Facility, the Stalking Horse Agreement or other pleadings filed that could protract the Restructuring Proceedings; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including the Company’s ability to provide adequate compensation and benefits during Restructuring Proceedings; the Company’s ability to comply with the restrictions imposed by the DIP Facility and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 15 and CCAA filings; the applicable rulings in the Restructuring Proceedings, including the approval of the DIP Facility or the Stalking Horse Agreement, and the outcome of the Restructuring Proceedings generally; the length of time that the Company will operate under Chapter 15 and CCAA protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Restructuring Proceedings, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 15, the CCAA proceedings and other litigation and inherent risks involved in a bankruptcy process as well as other risks and uncertainties related to Li-Cycle’s business and the assumptions on which the forward-looking information are based as described in greater detail in the sections titled “Part I - Item 1A. Risk Factors”, “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in Li-Cycle’s Annual Report on Form 10-K for the year ended December 31, 2024 as well as Li-Cycle’s subsequent filings with the U.S. Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement. Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this Report.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Debtor-In-Possession Facility Term Sheet dated May 14, 2025

10.2	Equity and Asset Purchase Agreement, dated as of May 14, 2025, by and among Glencore Canada Corporation and Li-Cycle Holdings Corp and the other Persons listed on Schedule I thereto

99.1	Press Release of Li-Cycle Holdings Corp. dated May 14, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

	By:	/s/ Carl DeLuca
Name: Carl DeLuca
Title: General Counsel and Corporate Secretary

Date: May 19, 2025